Templeton Emerging
Markets Fund

---------------------

      PHOTO OF
J. MARK MOBIUS, PH.D.
    APPEARS HERE]

---------------------

J. Mark Mobius, Ph.D.
President
Templeton Emerging
Markets Fund
---------------------

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $6 billion in emerging markets investments for the Templeton Group of Funds.


--------------------------------------------------------------------------------
Your Fund's Objectives:

The Templeton Emerging Markets Fund seeks long-term capital appreciation by primarily investing in emerging country equity securities.
--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

During the fiscal year ended August 31, 1995, emerging markets experienced normal corrections, which resulted in the Templeton Emerging Markets Fund declining by -8.53% in net asset value terms and -16.94% in market-price terms, as shown in the Performance Summary on page 5. However, we have always maintained a long-term perspective in managing the Fund, and we urge shareholders to view their investments in the same manner. During the period from the Fund's inception on February 26, 1987 to August 31, 1995, the Fund provided a cumulative total return of 411.60%.

The first six months of the fiscal year were difficult for investors in emerging markets. In Latin America, excessive consumption, failure to invest foreign capital in hard assets, a large deficit, and an unfavorable trade balance devastated the Mexican economy. After the Secretary General of the governing Partido Revolucionario Institucional
(PRI) was assassinated in September 1994, foreign investment started leaving the country. In December, the government attempted to defend the peso, but was unsuccessful, and within one month, devalued it by 43%. As a result, the Mexican stock market plummeted. Some investors sold shares in other Latin American markets to cover losses in Mexico, others feared that Argentina's dollarized currency might also face devaluation, and ripple effects were felt in emerging markets around the world.

In Asia, the threat of a trade war between China and the U.S., and the uncertain health of Chinese leader Deng Xiao Ping, adversely affected the Chinese stock market. Hong Kong's economy (closely linked to conditions in China) slowed, and its stock market plunged due to rising interest rates, weakening residential property prices, and concerns about China's takeover of Hong Kong in 1997. And Turkey was struck by a recession.

However, the second half of the fiscal year presented a different picture. The reduction of U.S. interest rates improved prospects for the economies of Mexico and

--------------------------------------------------------------------------------

Templeton Emerging Markets Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

                       Latin American Stocks       26.5%

                       European Stocks             13.0%

                       Asian Stocks                51.2%

                       Other Stocks                 0.9%

                       Short-Term Obligations &
                       Other Net Assets             8.4%

Argentina. The International Monetary Fund's efforts to stabilize the Mexican peso were successful, Mexico's interest rates eased, and it was able to compete again in international markets. Those South American countries suffering from the so-called "tequila effect" of the Mexican Peso crisis recovered, as investors realized that these countries' economic fundamentals had not changed overnight. Also encouraging was the fact that after experiencing strong growth in the first half of the fiscal year, Brazil's economy showed signs of slowing.

The economic picture was brighter in Asia. The impending trade war between China and the U.S. was averted on February 26, 1995, when China agreed to increase its protection of copyrighted works by establishing courts to prosecute trademark pirates. China's political arena became less confused as Deng's influence waned and President Jiang Zemin became more secure in his position. By August 31, 1995, Chinese real economic growth stood at about 10% and inflation dropped to 20% from 25.2% in October 1994, after the government tightened credit and imposed price controls. In addition, property values rose in Hong Kong, and its stock market rebounded.

At the end of the fiscal year, 91.6% of the Fund's total net assets were invested in equities, with the remaining 8.4% in cash and other liquid assets. As reported in the Investment Portfolio section on page 11, these assets were allocated across 25 emerging markets. The largest portion was invested in Asia (51.2%), where we found the largest number of bargain stocks, followed by Latin America (26.5%), and Europe (13%).

Looking ahead, we are optimistic about opportunities for the Templeton Emerging Markets Fund. China's emerging-market economy and Japan's mature economy are fueling growth throughout Asia, making it an exciting area for investment. The Chinese economy is prospering, and the Japanese are increasingly investing in Asia, as they seek to lower their manufacturing costs. Although the Fund does not invest in Japan, that country's

--------------------------------------------------------------------------------

Templeton Emerging Markets Fund

Top 10 Holdings on 8/31/95
Based on Total Net Assets

                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
Philippine Long Distance Telephone Co.,
Telecommunications, Philippines                                       4.8%
--------------------------------------------------------------------------------
Telefonos de Mexico SA,
Telecommunications, Mexico                                            4.6%
--------------------------------------------------------------------------------
P T Barito Pacific Timber,
Forest Products & Paper, Indonesia                                    4.0%
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd., Multi-Industry,
Hong Kong                                                             3.1%
--------------------------------------------------------------------------------
Telebras-Telecomunicacoes Brasileiras SA,
Telecommunications, Brazil                                            2.9%
--------------------------------------------------------------------------------
Philippine National Bank, Banking,
Philippines                                                           2.8%
--------------------------------------------------------------------------------
Antofagasta Holdings PLC, Metals & Mining,
Chile                                                                 2.7%
--------------------------------------------------------------------------------
Banco Comercial Portugues SA,
Banking, Portgual                                                     2.7%
--------------------------------------------------------------------------------
Electrobras-Centrais Electricas Brasileiras SA,
Utilities, Electrical & Gas, Brazil                                   2.5%
--------------------------------------------------------------------------------
Arcelik A S,
Appliances & Household Durables, Turkey                               2.3%
--------------------------------------------------------------------------------

For a detailed listing of portfolio holdings, see page 11 of this report.


influence on the growth of the region's emerging markets cannot be ignored. Also encouraging is Turkey's recent recovery from its recession. Although inflation there was high, its current account was in surplus on August 31, 1995.

Even though we currently have no holdings in Russia, we believe that its plentiful natural resources offer tremendous incentive for investment. Unfortunately, Russia's social, political and economic environments are gripped by problems. Inflation runs in triple figures, unemployment is rising, and we feel that President Boris Yeltsin's credibility is being eroded by his poor health and increasingly authoritarian style. We will continue, however, to monitor investment opportunities in Russia.

In our opinion, Latin American countries have greater economic dynamism and growth potential than the developed world, and offer many untapped opportunities. However, domestically generated financial resources are weak in Latin America, partly because of low savings rates. Although we continue to be attracted to many individual Latin American investments, our enthusiasm is tempered by the knowledge that there may be better bargains in other emerging markets.

In seeking to provide our shareholders with the best investment opportunities, we shall continue to search the world for companies that are not just "cheap," but that we believe are genuine bargains. Of course, investors should remember that investing in emerging markets involves special considerations, including risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 763% in the last 15 years, but has suffered six declines of more than 20% during that time./1/

In closing, we would like to mention that, although Sir John Templeton has not been involved in investment management of the Templeton funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors has elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principals established by Sir John.

We thank you for your participation in the Templeton Emerging Markets Fund and welcome your comments and suggestions.

1. Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1995.

--------------------------------------------------------------------------------

Performance Summary

In market-price terms, the Templeton Emerging Markets Fund produced a total return of -16.94% for the one-year period ended August 31, 1995. Based on the change in actual net asset value (in contrast to market price), total return was -8.53% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart to the right, based on the change in market price, the Fund delivered a cumulative total return of 411.60% for the period from its inception on February 26, 1987, to August 31, 1995.

The Fund's closing price on the New York Stock Exchange decreased from $27.00 on August 31, 1994 to $19.625 on August 31, 1995, while the net asset value decreased from $22.77 to $18.23 for the same period. Shareholders received combined distributions totaling $3.155 per share, including long-term capital gains of $2.98, short-term capital gains of 7.5 cents ($0.075) and dividend income totaling 10 cents ($0.10) per share. Distributions will vary, however, depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

Templeton Emerging Markets Fund

Cumulative Total Returns*
Periods Ended August 31, 1995

                                                                        Since
                                                                      Inception
                                       One-Year        Five-Year      (02/26/87)
Based on change
in net asset value                      -8.53%         176.70%          411.60%

Based on change
in market price                        -16.94%         222.00%          420.53%

*Cumulative total return calculations show the change in value of an investment over the periods indicated. These calculations assume reinvestment of all distributions and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

The following letter was
written by Dr. Mobius after
a recent visit to Lebanon.

Beirut, Lebanon --

Visitors can't help but be struck by the beautiful setting of this ancient Mediterranean city. During my time here, I've thought not so much about the horrors of the recent past as the bright prospects of the present and future.

Today the city is fast rebuilding from the damage of the bloody 15-year civil war that ended in 1990. It is clearly intent on taking back its historic place as the commercial and financial hub of the Middle East and, as the regional peace process intensifies, we should see many investment opportunities develop here.

It's easy to sense that the country and its capital are coming back to life through the world-famous energy of Lebanese businessmen and women. Construction is under way everywhere in the once-devastated downtown business district, so it's no surprise that these businesses are busy in an economy whose real gross domestic product (GDP) grew by 8.5 percent last year and is due to grow by 6 percent this year. The cement and glass industries, which will need to raise capital through public listings to fuel their expansion, are expected to be well represented when the planned Beirut Stock Exchange reopening takes place later this year.

Early indications are that the Lebanese authorities may allow foreign participation from the outset on the revived exchange. They also are taking the important step of requiring tough disclosure standards such as a minimum of three years of audited financial statements from firms wanting to list. Early French and British technical assistance is helping put the market and its regulators on solid footing, and there will not be, fortunately, foreign exchange restrictions. We have also been glad to see that a modern custody and settlement system called MIDCLEAR is being created in advance of the market's reopening. Given these positive steps and the traditional vibrancy of the private sector, I believe that Lebanon's market capitalization may grow in a few years to become larger than Morocco, Egypt and Jordan.

                              [MAP APPEARS HERE]

The bulk of the listings will, of course, be local, but there is also interesting talk of making Beirut a regional market with many cross listings from other Middle Eastern countries. In time, this city may become an Arab Hong Kong, acting as both the regional financial nucleus of, and the window into, a much larger economy that has historically been under rigid state control and off limits to most foreign investors. Syria, which has four times the population of Lebanon, could benefit substantially from close interaction with the Western financial markets that Beirut will be developing in the years ahead. The Syrian government has recently been making initial moves towards privatization and other market-friendly reforms, and could see its ability to attract foreign investment brighten considerably if it follows the Palestinians and Jordan in signing a comprehensive peace treaty with Israel.

The reopening of the Beirut market should be only the latest in a string of impressive developments on the Lebanese investment scene. In early July, for example, Prime Minister Rafik Hariri's government successfully placed its second Eurobond issue -- an unrated US$300 million, five-year bond. The first issue came last October, raising US$400 million. It all adds up to an impressive sign of investor confidence in this shrewd businessman and the stability he has brought since coming to power in October 1992.

Perhaps an even better indicator is the estimated US$4 billion in returned flight capital that expatriate Lebanese have poured back into their country in the last two years. That means a lot in a country as small as this, and estimates are that there may be up to ten times that amount still being held abroad. We will be watching for signs that it is on its way home, joining the estimated 200,000 expatriate Lebanese who have returned to their homeland from abroad in the past two years. No one knows the investment climate in an emerging market better than its own people, and I have yet to watch one of these countries take off before its own money returned from the safer haven it had sought overseas when times were tough at home.

Services have always been the strength of Lebanon's economy, currently accounting for about 70 percent of GDP. Tourism and financial services are two of the largest growth areas in this sector. Despite the legacy of war, a flourishing private banking industry has, fortunately, survived intact, as has the beautiful beaches, mountains, ancient ruins, and other tourist sites. They should start drawing increasing revenues from domestic, regional and even some European visitors in the near future and be the source of considerable new development.

There have also been signs of strength on the equity markets. Chief of these was the US$650 million public offering in late 1993 for shares in SOLIDERE, a US$1.8 billion public-private company created to manage the rebuilding of downtown Beirut, one of the Middle East's biggest construction projects. This heavily oversubscribed offering was restricted to Lebanese and other Arab investors. Eighteen months after the offering the shares were trading on Beirut's new secondary market at about a 30 percent premium to their offering price. SOLIDERE's management is putting the US$650 million it raised into an ambitious 25-year infrastructure campaign to rehabilitate the city's central district. It is targeting 1.9 million square meters of new residential units and another 1.5 million square meters in office space.

Meanwhile, the government is also embarking on a second, more broadly defined program to rebuild the national infrastructure. Known as Horizon 2000, it envisions total expenditures from both public and private sources of at least US$14.3 billion by the year 2002. The World Bank has already begun supporting the program with loans totaling more than US$100 million for irrigation rehabilitation and solid waste management and has others in preparation worth a cumulative US$170 million planned for power sector restructuring, road rehabilitation, and upgrading water supply systems. The European Investment Bank, Arab aid institutions funded by the wealthy Gulf states, and other official sources are also channeling funds into the early stages of the program. It certainly should provide ample growth opportunities for all sides of the Lebanese construction industry in the coming years.

If SOLIDERE is included in the initial set of companies traded on the new stock exchange, Beirut's market could soon become one of the most active in the Middle East -- a region that is fast catching the eye of foreign portfolio investors worldwide. Performance in the Middle East markets has been good so far this year. For example, as of late July, the Jordanian market showed 18 percent gains in US dollar terms for the year. That made it the fourth best in the developing world. The leader was Turkey, with 32.1 percent gains for the year. North Africa is also coming on strong, with financial markets in Morocco and Egypt attracting attention, and Tunisia in the process of opening its bourse to foreign investment.

Common ties of language, religion and culture may offer new opportunities for business cooperation among these countries and others in the Arab world, as governments follow the global trend and become more private-sector oriented. Even more exciting as a growing theme are the new political openings for the thriving Israeli business community to partner with Arab companies to make common use of the region's abundant financial, human and natural resources.

Still, many uncertainties mark the future of Lebanon. There will probably continue to be political questions, at least until the next Lebanese presidential election. A Syrian-Israeli peace treaty would also be a big help to the business climate in a country that still has 35,000 Syrian troops present and a volatile Israeli-occupied security zone in the south. And on the economic side, we also need to watch the recent trends towards falling central bank foreign exchange reserves and balance of payments deficits, which could put pressure on the local currency if the government spends as much as it intends to on infrastructure rehabilitation.

Risks such as these are inherent in emerging markets, and investors who cannot tolerate short-term fluctuations in search of potential long-term gains should not be involved in them. But we see Lebanon as an exciting story that should provide many opportunities for the Fund's shareholders in the coming years, and we will be there with the same disciplined, value-oriented approach that we use in all the other countries we visit.

Sincerely,

/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Templeton Emerging Markets Fund, Inc.

Templeton Emerging Markets Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                           YEAR ENDED AUGUST 31
                               ------------------------------------------------
                                 1995      1994      1993      1992      1991
                               --------  --------  --------  --------  --------
Net asset value, beginning
 of year                       $  22.77  $  17.94  $  18.74  $  18.16  $  15.40
                               --------  --------  --------  --------  --------
Income from investment
 operations:
 Net investment income              .23       .10       .29       .41       .21
 Net realized and unrealized
  gain (loss)                     (1.62)     5.87      4.93      4.21      4.43
                               --------  --------  --------  --------  --------
Total from investment
 operations                       (1.39)     5.97      5.22      4.62      4.64
                               --------  --------  --------  --------  --------
Distributions:
 Dividends from net
  investment income                (.10)     (.29)     (.39)     (.08)     (.24)
 Distributions from net
  realized gains                  (3.05)     (.85)    (5.63)    (3.96)    (1.64)
                               --------  --------  --------  --------  --------
Total distributions               (3.15)    (1.14)    (6.02)    (4.04)    (1.88)
                               --------  --------  --------  --------  --------
Change in net asset value         (4.54)     4.83      (.80)      .58      2.76
                               --------  --------  --------  --------  --------
Net asset value, end of year   $  18.23  $  22.77  $  17.94  $  18.74  $  18.16
                               ========  ========  ========  ========  ========
TOTAL RETURN
Based on market value per
 share                         (16.94)%    26.11%    44.30%    34.90%    57.92%
Based on net asset value per
 share                          (8.53)%    33.39%    34.30%    24.09%    36.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)  $294,962  $363,760  $285,407  $243,261  $210,579
Ratio of expenses to average
 net assets                       1.73%     1.78%     1.84%     1.91%     1.91%
Ratio of net investment
 income to average net
 assets                           1.28%      .46%     2.07%     2.34%     1.43%
Portfolio turnover rate          27.58%     6.50%    21.55%    53.45%    33.53%


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Fund, Inc.
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

                                                      SHARES/PRINCIPAL IN
                         INDUSTRY                      LOCAL CURRENCY**      VALUE
--------------------------------------------------------------------------------------
LONG TERM SECURITIES:
 91.6%
--------------------------------------------------------------------------------------
Argentina: 1.9%
 Banco de Galicia y
  Buenos Aires SA, B     Banking                              284,263     $  1,308,329
 Central Costanera SA, B Utilities Electrical & Gas            33,800           88,943
 Central Costanera SA,
  rts.                   Utilities Electrical & Gas            33,800            8,135
 Ciadea SA               Automobiles                          110,667          453,983
 Comercial de Plata SA   Multi-Industry                       875,630        2,050,102
 Compania Naviera Perez
  Companc SA, B          Energy Sources                        96,540          452,056
 *Industrias
  Petroquimicas Koppers  Chemicals                            176,191          775,667
 Molinos Rio de Plata
  SA, B                  Food & Household Products             12,608           79,474
 Transportadora de Gas
  del Sur SA, B          Energy Sources                        42,354           87,722
 YPF Sociedad Anonima,
  ADR                    Energy Sources                        23,000          405,375
                                                                          ------------
                                                                             5,709,786
--------------------------------------------------------------------------------------
Brazil: 13.7%
 Banco Bradesco SA       Banking                          138,111,477        1,185,163
 Banco Bradesco SA, new  Banking                            2,386,232           22,849
 Banco Bradesco SA, PN.  Banking                          132,142,584        1,266,120
 Banco do Brasil SA      Banking                              693,000            9,858
 Banco do Brazil SA, PN. Banking                           21,000,000          336,088
 Banespa-Banco do Estado
  de Sao Paulo SA, PN.   Banking                           88,262,600          659,820
 Cia Energetica de Minas
  Gerais, PN.            Utilities Electrical & Gas       122,441,093        2,758,873
 *Cia Mesbla SA, PN.     Merchandising                      6,825,690          221,282
 Copene-Petroquimica do
  Nordeste SA, A, PN.    Chemicals                          5,861,800        3,857,462
 Duratex SA, PN.         Forest Products & Paper            8,887,800          467,621
 Eletrobras-Centrais
  Eletricas Brasileiras
  SA, B, PN.             Utilities Electrical & Gas        26,820,977        7,398,890
 Itausa-Investimentos
  Itau SA, PN.           Multi-Industry                     7,947,346        5,196,422
 Mannesmann SA           Machinery & Engineering               31,968            8,752
 Mannesmann SA, PN.      Machinery & Engineering            2,085,844          647,902
 *Marcopolo SA, B, PN.   Automobiles                        2,248,100          398,847
 Petrobras-Petroleo
  Brasileiro SA, PN.     Energy Sources                    51,584,966        4,899,146
 Refripar-Refrigeracao   Appliances & Household
  Parana SA, PN.         Durables                          92,807,000          225,727
 Telebras-
  Telecomunicacoes
  Brasileiras SA         Telecommunications                83,151,950        3,073,054
 Telebras-
  Telecomunicacoes
  Brasileiras SA, PN.    Telecommunications               128,676,643        5,561,649
 *Telerj-
  Telecomunicacoes do
  Rio de Janeiro SA, PN. Telecommunications                   858,999           64,578
 Unibanco-Uniao de
  Bancos Brasileiros SA,
  PN.                    Banking                            9,150,468          313,125
 Vale de Rio Doce, PN.   Metals & Mining                   12,292,000        1,896,055
                                                                          ------------
                                                                            40,469,283
--------------------------------------------------------------------------------------

Templeton Emerging Markets Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                      SHARES/PRINCIPAL IN
                         INDUSTRY                      LOCAL CURRENCY**      VALUE
--------------------------------------------------------------------------------------
LONG TERM SECURITIES
 (CONT.)
--------------------------------------------------------------------------------------
Chile: 2.7%
 Antofagasta Holdings
  PLC                    Metals & Mining                    1,585,000     $  7,943,691
--------------------------------------------------------------------------------------
China: 0.8%
 China Southern Glass
  Co. Ltd., B            Multi-Industry                       325,000          183,471
 Chiwan Wharf Holdings
  Ltd., B                Transportation                       846,000          402,181
 Foshan Electrical and   Appliances & Household
  Lighting Co. Ltd., B   Durables                             400,000          294,536
 Shandong Huaneng Power  Utilities Electrical & Gas            24,000          201,000
 Shanghai Chlor-Alkali
  Chemical Co. Ltd., B   Chemicals                          1,088,000          341,632
 Shanghai Erfangji
  Textile Machinery Co.
  Ltd., B                Machinery & Engineering              303,600           52,826
 Shanghai Industrial
  Sewing Machine Corp.   Machinery & Engineering              190,000           35,340
 Shanghai Jin Jiang
  Tower Co. Ltd., B      Leisure & Tourism                    573,000          194,820
 Shanghai Jinqiao Export
  Processing Zone
  Development, B         Real Estate                          108,000           61,776
 Shanghai Lian Hua Fibre
  Corp., B               Textiles & Apparel                    73,560           17,654
 Shanghai Steel Tube Co.
  Ltd., B                Machinery & Engineering              499,400           78,905
 Shanghai Tyre & Rubber
  Co. Ltd., B            Industrial Components                173,000           60,204
 Shanghai Vacuum
  Electron Devices Co.   Appliances & Household
  Ltd., B                Durables                             525,600          135,605
 Shanghai Yaohua         Building Materials &
  Pilkington Glass, B    Components                            97,000          104,760
 Shenzhen Gintian
  Industrial Co. Ltd., B Multi-Industry                        64,800           29,131
 Shenzhen Properties &
  Resources Develop.
  (Group) Ltd., B        Real Estate                          462,000          128,317
 Zhuhai Sez Lizhu
  Pharmaceutical, B      Chemicals                            250,000           96,887
                                                                          ------------
                                                                             2,419,045
--------------------------------------------------------------------------------------
Czech Republic: 0.1%
 *CEZ, GDS, 144a         Utilities Electrical & Gas             4,000          156,000
--------------------------------------------------------------------------------------
Greece: 7.2%
 Alpha Credit Bank       Banking                               97,620        5,773,982
 Delta Dairy SA, PN.     Food & Household Products              5,676           92,949
 Elais Oleaginous
  Products SA            Food & Household Products             28,290          915,751
 Ergo Bank SA            Banking                              134,800        6,196,848
 Fourlis Brothers Corp.  Appliances & Household
  SA                     Durables                             134,030        1,526,166
 Hellas Can-Container
  Manufacturers SA       Food & Household Products             12,000          220,151
 Hellenic Bottling Co.,
  SA                     Food & Household Products             69,572        2,231,421
 Intracom SA             Electrical & Electronics               6,000          162,698
 National Bank of Greece
  SA                     Banking                               11,940          660,944
                         Building Materials &
 Titan Cement Co., SA    Components                            91,996        3,508,025
                                                                          ------------
                                                                            21,288,935
--------------------------------------------------------------------------------------

Templeton Emerging Markets Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                      SHARES/PRINCIPAL IN
                         INDUSTRY                      LOCAL CURRENCY**      VALUE
--------------------------------------------------------------------------------------
LONG TERM SECURITIES
 (CONT.)
--------------------------------------------------------------------------------------
Hong Kong: 11.9%
 Cheung Kong Holdings
  Ltd.                   Multi-Industry                     1,838,000     $  9,117,582
 Cross Harbour Tunnel
  Co. Ltd.               Transportation                        12,000           23,563
 Dairy Farm Int'l
  Holdings Ltd., 6.50%,
  conv., PN.             Food & Household Products             29,000           21,968
 Dairy Farm
  International Holdings
  Ltd.                   Multi-Industry                       260,241          242,024
 Fairwood Holdings Ltd.  Food & Household Products            378,000           31,740
 Goldlion Holdings Ltd.  Textiles & Apparel                   500,000          251,905
 Hang Lung Development
  Co. Ltd.               Real Estate                        3,179,000        4,928,045
 *Hang Lung Development
  Co. Ltd., wts.         Real Estate                          317,900           49,280
 Hongkong Electric
  Holdings Ltd.          Utilities Electrical & Gas           200,000          693,709
 Hopewell Holdings Ltd.  Construction & Housing             2,436,062        1,762,298
 HSBC Holdings PLC       Banking                              329,011        4,420,249
 Jardine International
  Motor Holdings Ltd.    Automobiles                          536,000          560,858
 Jardine Matheson
  Holdings Ltd.          Multi-Industry                       116,362          837,806
 Jardine Strategic
  Holdings Ltd.          Multi-Industry                       242,500          761,450
 Jardine Strategic
  Holdings Ltd., wts.    Multi-Industry                        12,500            5,688
 K Wah International     Building Materials &
  Holdings Ltd.          Components                         2,143,796          348,945
 Lai Sun Development Co.
  Ltd.                   Real Estate                          100,000           11,885
 Lai Sun Garment
  International Ltd.     Multi-Industry                        97,000          100,245
 New World Development
  Co. Ltd.               Real Estate                        1,084,480        3,950,696
 Stelux International
  Holdings Ltd.          Multi-Industry                       585,133          168,185
 Sun Hung Kai Properties
  Ltd.                   Real Estate                          582,000        4,229,105
 Swire Pacific Ltd., B   Multi-Industry                       500,000          594,238
 Tian An China
  Investments Co. Ltd.   Real Estate                        6,201,000          913,208
 Vitasoy International
  Holdings Ltd.          Food & Household Products            272,000          109,805
 Wai Kee Holdings Ltd.   Construction & Housing               264,000           36,150
 Wheelock & Co. Ltd.     Multi-Industry                       342,000          519,119
 Yaohan Hongkong Corp.
  Ltd.                   Merchandising                      3,244,000          226,296
                                                                          ------------
                                                                            34,916,042
--------------------------------------------------------------------------------------
Hungary: 0.5%
 Chinoin Pharmaceutical
  & Chemical Works
  Co. Ltd.               Health & Personal Care                 2,000          569,340
 Fotex First Hungarian-
  American Photo-Service Multi-Industry                       793,000          998,499
 Ibusz                   Leisure & Tourism                        800            5,579
 *Ibusz, new             Leisure & Tourism                        267            1,754
                                                                          ------------
                                                                             1,575,172
--------------------------------------------------------------------------------------
India: 0.8%
 ATV Project India Ltd.  Machinery & Engineering              200,000          213,467
 Bharat Petroleum Corp.,
  Ltd.                   Energy Sources                        35,200          308,297

Templeton Emerging Markets Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                      SHARES/PRINCIPAL IN
                         INDUSTRY                      LOCAL CURRENCY**      VALUE
--------------------------------------------------------------------------------------
LONG TERM SECURITIES
 (CONT.)
--------------------------------------------------------------------------------------
India (cont.)
 DCW Ltd.                Chemicals                             12,500     $     20,797
 Essar Shipping Ltd.     Transportation                        59,250           78,120
 Garden Silk Mills Ltd.  Textiles & Apparel                    85,700          104,922
 Grasim Industries Ltd
  Ord INR10              Multi-Industry                        11,000          213,404
 Indian Rayon and
  Industries Ltd.        Multi-Industry                        10,500          154,261
 Industrial Credit &
  Investment Corp. of
  India Ltd.             Financial Services                   308,700          910,934
 Oriental Bank of
  Commerce               Banking                               14,200           23,648
 Videocon International  Appliances & Household
  Ltd.                   Durables                              90,000          279,705
                                                                          ------------
                                                                             2,307,555
--------------------------------------------------------------------------------------
Indonesia: 6.6%
 PT Anwar Sierad,fgn.    Food & Household Products            245,500          132,688
 PT Astra International,
  fgn.                   Multi-Industry                        41,100           82,055
 PT Barito Pacific
  Timber, fgn.           Forest Products & Paper           11,000,000       11,890,580
 PT Charoen Pokphand
  Indonesia, fgn.        Food & Household Products            500,000        1,108,537
 PT Duta Anggada Realty,
  fgn.                   Real Estate                          440,000          315,464
 PT Duta Pertiwi
  Nusantara              Chemicals                            409,750          117,510
 PT Eratex Djaja, fgn.   Textiles & Apparel                   283,000          109,254
 PT Gadjah Tunggal, fgn. Industrial Components                 83,000           60,424
 PT Hadtex Indosyntec,
  fgn.                   Textiles & Apparel                   953,000          504,567
 PT Intan Wijaya
  Chemical Industry,
  fgn.                   Chemicals                            526,000          139,246
 PT Japfa Comfeed
  Indonesia, fgn.        Food & Household Products            539,000          326,991
 PT Metrodata
  Electronic, fgn.       Electrical & Electronics             347,000          252,614
 PT Multipolar Corp.,
  fgn.                   Electrical & Electronics              39,000           20,649
 PT Polysindo Eka
  Perkasa, fgn.          Textiles & Apparel                 6,348,000        3,220,913
 PT Pudjiadi Prestige
  Ltd., fgn.             Real Estate                          451,500          313,749
 PT Unggul Indah Corp.,
  fgn.                   Chemicals                          1,190,200          997,741
                                                                          ------------
                                                                            19,592,982
--------------------------------------------------------------------------------------
Israel: 0.3%
 Bank Hapoalim BM        Banking                               33,148           55,556
 Clal Industries Ltd.    Multi-Industry                        40,000          259,106
 Discount Investment
  Corp.                  Multi-Industry                         6,000          387,635
 The First International
  Bank of Israel         Banking                                  977          119,312
                                                                          ------------
                                                                               821,609
--------------------------------------------------------------------------------------
Korea (South): 1.1%
 Dae Duck Electronics
  Co. Ltd.               Electrical & Electronics               4,000          184,687
 Dae Yu Co.              Textiles & Apparel                       350            6,926
 *Dae Yu Co. Ltd., new   Textiles & Apparel                       924           17,567

Templeton Emerging Markets Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                      SHARES/PRINCIPAL IN
                         INDUSTRY                      LOCAL CURRENCY**      VALUE
--------------------------------------------------------------------------------------
LONG TERM SECURITIES
 (CONT.)
--------------------------------------------------------------------------------------
Korea (South) (cont.)
 Daegu Bank Co. Ltd.     Banking                               43,190     $    692,090
 Daegu Bank Co. Ltd.,
  new                    Banking                                9,423          144,904
 Daehan Synthetic Fiber
  Co. Ltd.               Textiles & Apparel                     2,420          309,855
 Hae In Corp. Ltd.       Merchandising                          4,951          356,149
 Hankook Cosmetics Co.
  Ltd.                   Health & Personal Care                 8,700          311,679
 Kyung Dong Boiler Co
  Ltd                    Energy Equipment & Services            7,030          340,953
 Saehan Precision Co Ltd Electrical & Electronics               8,000          303,156
 Ssangyong Oil Refining
  Co Ltd                 Energy Equipment & Services           10,000          265,132
 Yuhwa Corp.             Textiles & Apparel                     3,580          226,528
                                                                          ------------
                                                                             3,159,626
--------------------------------------------------------------------------------------
Malaysia: 5.7%
 Federal Flour Mills
  Bhd.                   Food & Household Products            779,999        2,500,999
 Malayawata Steel Bhd.,
  fgn.                   Metals & Mining                      738,000        1,449,379
 Malaysian International
  Shipping Corp.
  Bhd., fgn.             Transportation                     1,930,666        5,532,770
 Oriental Holdings Bhd.  Automobiles                          988,200        5,148,938
 Perlis Plantations Bhd. Multi-Industry                       626,879        2,060,284
 Perlis Plantations
  Bhd., fgn.             Multi-Industry                        50,000          164,329
                                                                          ------------
                                                                            16,856,699
--------------------------------------------------------------------------------------
Mexico: 7.5%
                         Building Materials &
 Cemex SA, B             Components                           268,250        1,233,309
 Cifra SA, C             Merchandising                        503,000          601,195
 DESC SA, A              Multi-Industry                       138,000          491,522
 DESC SA, B              Multi-Industry                         1,000            4,080
 Grupo Financiero
  Banamex Accival SA, B  Banking                              613,000        1,248,469
 Grupo Financiero
  Banamex Accival SA, L  Banking                               30,650           61,153
 Grupo Financiero
  Bancomer SA de CV, B   Banking                            1,576,000          627,888
 Grupo Financiero
  Bancomer SA de CV, L   Banking                            2,488,370          931,900
 *Grupo Financiero
  Serfin SA, B           Banking                              659,000          562,907
 Grupo Industrial Alfa
  SA, A                  Multi-Industry                       151,000        2,069,482
 Telefonos de Mexico SA,
  L, ADR                 Telecommunications                   410,700       13,450,425
 Tubos de Acero de
  Mexico SA              Machinery & Engineering                9,334           63,962
 Vitro SA                Food & Household Products            208,800          628,896
                                                                          ------------
                                                                            21,975,188
--------------------------------------------------------------------------------------
Pakistan: 0.2%
 National Development
  Leasing Corp Rts       Financial Services                    11,000            5,713
 National Development
  Leasing Corp.          Financial Services                   137,500          115,357
 *Pakistan Telecom Corp.
  PTC                    Telecommunications                   530,000          599,641
                                                                          ------------
                                                                               720,711
--------------------------------------------------------------------------------------

Templeton Emerging Markets Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                      SHARES/PRINCIPAL IN
                         INDUSTRY                      LOCAL CURRENCY**     VALUE
------------------------------------------------------------------------------------
LONG TERM SECURITIES
 (CONT.)
------------------------------------------------------------------------------------
Philippines: 9.9%
 Keppel Philippine
  Holdings Inc., B       Machinery & Engineering              232,545     $  112,146
 Philex Minning Corp., B Metals & Mining                    5,187,339        680,438
 Philippine Commercial
  International Bank
  Inc.                   Banking                              437,786      3,834,005
 Philippine Long
  Distance Telephone
  Co., ADR               Telecommunications                   223,753     14,068,470
 Philippine National
  Bank                   Banking                              783,556      8,313,188
 RFM Corp.               Food & Household Products          5,962,500      1,633,247
 Sanitary Wares
  Manufacturing Corp.,
  br.                    Business & Public Services             6,923          2,564
 Sime Darby Pilipinas
  Inc.                   Industrial Components                573,286        608,232
                                                                          ----------
                                                                          29,252,290
------------------------------------------------------------------------------------
Poland: 0.1%
 Bank Slaski SA W
  Katowicach             Banking                                5,000        283,229
------------------------------------------------------------------------------------
Portugal: 5.1%
 Banco Chemical Portugal
  SA                     Banking                                9,800         97,711
 Banco Comercial
  Portugues SA           Banking                              633,896      7,842,098
 Banco Espirito Santo e
  Comercial de Lisboa    Banking                               45,500        605,274
 Banco Portugues de
  Investimento SA        Banking                              226,860      3,348,213
 Banco Totta & Acores SA Banking                              101,000      1,947,786
 Espirito Santo
  Financial Holding SA,
  ADR                    Banking                              114,000      1,268,250
                                                                          ----------
                                                                          15,109,332
------------------------------------------------------------------------------------
Singapore: 3.2%
 G.P. Batteries
  International Ltd.     Electrical & Electronics              35,000         94,500
 Jaya Holdings Ltd.      Transportation                       492,500        655,049
 Jaya Holdings Ltd.,
  3.00%, conv., 8/31/98  Transportation                        15,900**       25,735
 *Jaya Holdings Ltd.,
  wts.                   Transportation                        30,051         29,607
 *Jaya Holdings Ltd.,
  wts.                   Transportation                        36,780         34,166
 Prima Ltd.              Food & Household Products            530,000      2,032,723
 Singapore Bus Service
  Ltd., fgn.             Transportation                       903,600      6,295,313
 TIBS Holdings Ltd.      Transportation                       134,600        361,838
 TIBS Holdings Ltd.,
  wts.                   Transportation                        40,380         27,138
                                                                          ----------
                                                                           9,556,069
------------------------------------------------------------------------------------
South Africa: 0.5%
 Del Monte Royal Foods
  Ltd.                   Food & Household Products            315,825        373,591
 Engen Ltd.              Energy Sources                       109,341        680,344
 First National Bank
  Holdings Ltd.          Banking                               28,900        183,774
 Rembrandt Group Ltd.    Multi-Industry                        33,400        267,200
                                                                          ----------
                                                                           1,504,909
------------------------------------------------------------------------------------

Templeton Emerging Markets Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                      SHARES/PRINCIPAL IN
                         INDUSTRY                      LOCAL CURRENCY**      VALUE
--------------------------------------------------------------------------------------
LONG TERM SECURITIES
 (CONT.)
--------------------------------------------------------------------------------------
Sri Lanka: 0.2%
 Aitken Spence & Co.
  Ltd.                   Textiles & Apparel                    50,000     $    182,962
                         Building Materials &
 Lanka Ceramic Ltd.      Components                           162,000          172,507
                         Building Materials &
 Lanka Walltile Ltd.     Components                            27,300           32,771
 United Motor Lanka Ltd. Automobiles                          158,600           82,908
                                                                          ------------
                                                                               471,148
--------------------------------------------------------------------------------------
Thailand: 0.3%
 American Standard
  Sanitaryware (THB) Co.
  Ltd., fgn              Health & Personal Care                12,000          199,202
 Asia Fibre Public Co.
  Ltd., fgn.             Textiles & Apparel                   233,600          177,111
 Charoen Pokphand
  Feedmill Public Co.
  Ltd.                   Food & Household Products             64,000          326,895
 Kian Gwan (Thailand)
  Co. Ltd., fgn.         Real Estate                           26,000           81,445
 Padaeng Industry Co.
  Ltd., fgn.             Metals & Mining                       35,100           37,117
 Thai Rayon Public Co.
  Ltd.                   Textiles & Apparel                     4,100           34,030
 Thai Wah Public Co.
  Ltd., fgn.             Food & Household Products              8,450           11,802
 United Standard
  Terminal Public Co.    Wholesale & International
  Ltd., fgn.             Trade                                 44,000           86,034
                                                                          ------------
                                                                               953,636
--------------------------------------------------------------------------------------
Turkey: 10.5%
 Akbank TAS              Banking                           25,246,986        6,433,189
                         Building Materials &
 Akcimento Ticaret AS    Components                         1,656,000          576,973
 Alcatel Teletas
  Endustri Tic AS        Telecommunications                   152,000           42,683
                         Appliances & Household
 Arcelik AS              Durables                          44,223,330        6,807,127
 Bagfas Bandirma Gubre
  Fabrikalari AS         Chemicals                          2,805,790        1,225,618
                         Appliances & Household
 Bekoteknik AS           Durables                           6,779,957          916,687
 Celik Halat ve Sanayii  Building Materials &
  ve Ticaret AS          Components                         2,749,000          383,116
 Cimentas Izmir Cimento  Building Materials &
  Fabrikasi TAS          Components                         1,497,250          825,317
 Cimsa Cimento Sanayi ve Building Materials &
  Ticaret AS             Components                           640,000          379,407
 Compagnie Financiere
  Ottomane SA            Banking                               37,000        1,449,618
 Cukurova Elektrik AS    Utilities Electrical & Gas           890,033          361,012
 Eregli Demir ve Celik
  Fabrikalari AS         Metals & Mining                   15,429,250        2,150,306
 Finans Bank AS, br.     Banking                           25,244,455        2,310,465
 Izocam Ticaret ve       Building Materials &
  Sanayii AS, br.        Components                         2,786,527          463,697
 Koc Holding AS          Multi-Industry                       646,000          450,151
 Koc Yatirim AS          Multi-Industry                     3,725,532        1,046,171
 Marshall Boya AS New
  Ord                    Industrial Components              3,746,736          362,399
 Marshall Boya AS        Industrial Components              2,081,520          225,146
 Otosan Otomobil Sanayii
  AS                     Automobiles                        6,322,932        1,808,431
 Tekstil Bankasi AS, br. Banking                            1,277,509           69,090
                         Building Materials &
 Trakya Cam Sanayii AS   Components                         2,400,000          249,610
                         Appliances & Household
 Turk Demir Dokum, br.   Durables                          10,191,364        1,907,900

Templeton Emerging Markets Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                      SHARES/PRINCIPAL IN
                         INDUSTRY                      LOCAL CURRENCY**      VALUE
---------------------------------------------------------------------------------------
LONG TERM SECURITIES
 (CONT.)
---------------------------------------------------------------------------------------
Turkey (cont.)
 Turkiye Garanti Bankasi
  AS                     Banking                              5,581,814   $    499,257
 Vakif Finansal Kiralama
  AS                     Financial Services                   1,872,600        132,436
                                                                          ------------
                                                                            31,075,806
---------------------------------------------------------------------------------------
Venezuela: 0.7%
 Ceramica Carabobo CA,   Building Materials &
  A, ADR                 Components                             130,000        102,794
                         Building Materials &
 Consolidada Carabobo, B Components                           1,680,000         56,842
 Electricidad de Caracas Utilities Electrical & Gas             936,160        721,476
 Manufacturera de        Appliances & Household
  Aparatos Domesticos SA Durables                                36,000         63,158
 Mavesa SA, ADR          Food & Household Products              193,000        599,800
 Siderurgica Venezolana
  Sivensa SA             Metals & Mining                      1,455,440        466,908
 Siderurgica Venezolana
  Sivensa Saica ADR      Metals & Mining                         21,750         34,887
 Venezolana
  Prerreducidos Caroni
  Venprecar CA,
  GDS, 144a              Metals & Mining                          1,764          9,878
                                                                          ------------
                                                                             2,055,743
---------------------------------------------------------------------------------------
Zimbabwe: 0.1%
 Transarchipel Shipping
  Ltd.--TSL              Multi-Industry                         700,000        184,011
---------------------------------------------------------------------------------------
TOTAL LONG TERM SECURITIES (cost $199,266,114 )                            270,358,497
---------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 9.2% (cost $27,054,721 )
---------------------------------------------------------------------------------------
 U.S. Treasury Bills,
  5.28% to 5.41% with
  maturities to 10/19/95                                U.S. 27,187,000     27,058,694
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 100.8% (cost $226,320,835)                              297,417,191
OTHER ASSETS, LESS LIABILITIES: (0.8)%                                      (2,454,988)
                                                                          ------------
TOTAL NET ASSETS: 100.0%                                                  $294,962,203
                                                                          ============

*NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Fund, Inc.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value
  (identified cost $226,320,835)                                   $297,417,191
 Cash                                                                   611,512
 Receivables:
  Investment securities sold                                            969,944
  Dividends and interest                                                665,911
                                                                   ------------
   Total assets                                                     299,664,558
                                                                   ------------
Liabilities:
 Payables for investment securities purchased                         3,909,934
 Accrued expenses                                                       792,421
                                                                   ------------
   Total liabilities                                                  4,702,355
                                                                   ------------
Net assets, at value                                               $294,962,203
                                                                   ============
Net assets consist of:
 Undistributed net investment income                               $  3,770,191
 Net unrealized appreciation                                         71,096,356
 Accumulated net realized gain                                       33,505,093
 Net capital paid in on shares of capital stock                     186,590,563
                                                                   ------------
Net assets, at value                                               $294,962,203
                                                                   ============
Shares outstanding                                                   16,184,253
                                                                   ============
Net asset value per share ($294,962,203 / 16,184,253 )             $      18.23
                                                                   ============


STATEMENT OF OPERATIONS
for the year ended August 31,1995

Investment income:
 (net of $615,449 foreign taxes withheld)
 Dividends                                          $  6,448,608
 Interest                                              2,544,559
                                                    ------------
  Total income                                                    $  8,993,167
Expenses:
 Management fees (Note 3)                              3,742,219
 Administrative fees (Note 3)                            449,069
 Transfer agent fees                                      41,000
 Custodian fees                                          624,000
 Reports to shareholders                                 182,000
 Audit fees                                               34,000
 Legal fees (Note 3)                                      36,500
 Registration and filing fees                             14,600
 Directors' fees and expenses                             35,000
 Other                                                    10,045
                                                    ------------
  Total expenses                                                     5,168,433
                                                                  ------------
   Net investment income                                             3,824,734
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                         34,891,965
  Foreign currency transactions                         (909,176)
                                                    ------------
                                                      33,982,789
                                                    ------------
 Net unrealized appreciation (depreciation) on:
  Investments                                        (60,913,063)
  Foreign currency translation of other assets and
   liabilities                                            73,085
                                                    ------------
                                                     (60,839,978)
                                                    ------------
   Net realized and unrealized loss                                (26,857,189)
                                                                  ------------
Net decrease in net assets resulting from
 operations                                                       $(23,032,455)
                                                                  ============

                   SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                        1995          1994
                                                    ------------  ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                             $  3,824,734  $  1,542,948
  Net realized gain on investment and foreign
   currency transactions                              33,982,789    51,099,159
  Net unrealized appreciation (depreciation)         (60,839,978)   42,443,010
                                                    ------------  ------------
   Net increase (decrease) in net assets resulting
    from operations                                  (23,032,455)   95,085,117
 Distributions to shareholders:
  From net investment income                          (1,597,491)   (4,645,083)
  From net realized gain                             (48,808,530)  (13,503,973)
 Capital share transactions (Note 2)                   4,640,626     1,417,186
                                                    ------------  ------------
   Net increase (decrease) in net assets             (68,797,850)   78,353,247
Net assets:
 Beginning of year                                   363,760,053   285,406,806
                                                    ------------  ------------
 End of year                                        $294,962,203  $363,760,053
                                                    ============  ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Fund, Inc.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Emerging Markets Fund, Inc. (the Fund) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on security transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

The Brazilian Government has exercised and may continue to exercise substantial influence over exchange of its currency. Under current Brazilian law, whenever there occurs a serious imbalance of Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Mone-tary Council may, for a limited period, impose restrictions of foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign in-vestors. The Fund has investments in Brazilian companies with a value of ap-proximately $40 million as of August 31, 1995.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At August 31, 1995 there were 30,000,000 shares of capital stock authorized ($0.01 par value). During the years ended August 31, 1995 and 1994, 209,342 shares were issued for $4,640,626 and 62,769 shares were issued for $1,417,186 from reinvested distributions, respectively.

Templeton Emerging Markets Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Management (Hong Kong) Limited (TIML) and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respec-tively. The Fund pays monthly an investment management fee to TIML equal, on an annual basis, to 1.25% of the average daily net assets of the Fund. Effective September 29, 1995, TIML has been reorganized as the Hong Kong office of Tem-pleton Investment Management (Singapore) Pte Ltd., an indirect wholly owned subsidiary of Franklin Resources, Inc. The Fund pays TGII monthly a fee com-puted at an annual rate of 0.15% of the Fund's average daily net assets.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $36,500 for the year ended August 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $74,226,185 and $70,274,078, respective-ly. The cost of securities for federal income tax purposes is $226,409,492. Re-alized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows

      Unrealized appreciation      $ 85,772,336
      Unrealized depreciation       (14,764,637)
                                   ------------
      Net unrealized appreciation  $ 71,007,699
                                   ============

5. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                                      NET INCREASE
                                                               NET GAIN (LOSS)         (DECREASE)
                                                              ON INVESTMENT AND       IN NET ASSETS
                           INVESTMENT     NET INVESTMENT      FOREIGN CURRENCY       RESULTING FROM
                             INCOME           INCOME            TRANSACTIONS           OPERATIONS
                        ---------------- ------------------  --------------------  --------------------
                                    PER                PER                  PER                   PER
                          TOTAL    SHARE    TOTAL     SHARE     TOTAL      SHARE      TOTAL      SHARE
                        ---------- ----- -----------  -----  ------------  ------  ------------  ------
1995
For the quarter ended:
November 30, 1994       $1,859,722 $.11  $   394,240  $ .02  $(65,913,697) $(4.03) $(65,519,457) $(4.01)
February 28, 1995        1,093,348  .07     (155,490)  (.01)   11,509,953     .70    11,354,463     .69
May 31, 1995             3,522,176  .22    2,309,599    .14    27,929,114    1.73    30,238,713    1.87
August 31, 1995          2,517,921  .16    1,276,385    .08      (382,559)   (.02)      893,826     .06
                        ---------- ----  -----------  -----  ------------  ------  ------------  ------
                        $8,993,167 $.56  $ 3,824,734  $ .23  $(26,857,189) $(1.62) $(23,032,455) $(1.39)
                        ========== ====  ===========  =====  ============  ======  ============  ======
1994
For the quarter ended:
November 30, 1993       $1,415,389 $.09  $     7,920    --   $ 56,121,216  $ 3.53  $ 56,129,136  $ 3.53
February 28, 1994          436,384  .03   (1,102,585) $(.07)   37,933,221    2.38    36,830,636    2.31
May 31, 1994             3,373,504  .15    1,945,571    .12   (47,278,826)  (2.96)  (45,333,255)  (2.84)
August 31, 1994          2,249,677  .10      692,042    .05    46,766,558    2.92    47,458,600    2.97
                        ---------- ----  -----------  -----  ------------  ------  ------------  ------
                        $7,474,954 $.37  $ 1,542,948  $ .10  $ 93,542,169  $ 5.87  $ 95,085,117  $ 5.97
                        ========== ====  ===========  =====  ============  ======  ============  ======

Templeton Emerging Markets Fund, Inc.
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Directors and Shareholders
Templeton Emerging Markets Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Templeton Emerging Markets Fund, Inc. as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the respon-sibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Emerging Markets Fund, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                     /s/ McGladrey & Pullen, LLP

New York, New York
September 29, 1995

Templeton Emerging Markets Fund, Inc.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: .Shareholders must affirmatively elect to participate in the Plan; Stock dividends will be reinvested automatically; Chemical Mellon Shareholder Services, Shareholder Investment Services, P.O. Box 750, Pittsburgh, PA 15230, will provide additional Plan information upon request. .Whenever the Fund de-clares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, partici-pants will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if divi-dends and/or capital gains distributions are payable only in cash, the partici-pant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. .The reinvestment of dividends and/or capital gains, even though no cash has been received, may be taxable. .The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securi-ties Trust Company. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $2.50 and less brokerage commissions. .Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be de-ducted from amounts to be invested. .The Plan does not offer a cash purchase plan option.


SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Emerging Markets Fund, Inc. shares is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds." Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Trans-actions section of newspapers under the designation "TempltnEFd." The Fund's New York Stock Exchange trading symbol is EMF. The Fund's shares are also listed and traded on the Pacific Stock Exchange.

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders be-cause shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

                                     Notes
                                     -----

                                     Notes
                                     -----

                                     Notes
                                     -----

--------------------------------------------------------------------------------

 TEMPLETON EMERGING
 MARKETS FUND, INC.

 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------------------------------------------------------------


                                                                 TLEMF A95 10/95
[RECYCLED PAPER LOGO APPEARS HERE]



TEMPLETON

EMERGING

MARKETS

FUND, INC.



Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]